SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential,  for  Use of  the  Commission  Only(as  permitted  by  Rule
       14a-6(3)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting   Material   Pursuant  to  Section  240.14a-11(c)  or  Section
       240.14a-12

                           Edison Control Corporation
                (Name of Registrant as Specified in its Charter)

                           ---------------------------
     (Name of person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

                           EDISON CONTROL CORPORATION
                               777 MARITIME DRIVE
                                  P.O. BOX 308
                         PORT WASHINGTON, WI 53074-0308

                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                                  June 8, 1999

TO THE SHAREHOLDERS OF EDISON CONTROL CORPORATION

You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Edison Control Corporation (the "Company") which will be held on Tuesday, June 8, 1999 at 9:00 A.M. Central Time, at the American Club on Highland Drive in Kohler, WI 53044.

The meeting and any adjournment thereof will consider and take action upon the following matters:

       (1) To elect seven directors to serve until the next annual meeting of shareholders;

       (2) To approve the Edison Control Corporation 1999 Equity Incentive Plan; and

       (3) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 16, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

YOU ARE EARNESTLY REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO COMPLETE, DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY, TO WHICH NO POSTAGE NEED BE AFFIXED. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY REVOKE THE PROXY AND VOTE YOUR OWN SHARES.

By order of the Board of Directors.


/s/Jay R. Hanamann
Jay R. Hanamann
Secretary


Port Washington, WI
April 30, 1999

                           EDISON CONTROL CORPORATION

                                 PROXY STATEMENT

                       1999 ANNUAL MEETING OF SHAREHOLDERS
                                  June 8, 1999


This Proxy Statement is first being mailed to shareholders on or about April 30, 1999 in connection with the solicitation of proxies for use at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Edison Control Corporation (the "Company"), to be held on June 8, 1999 at 9:00 A. M., Central Time, at the American Club on Highland Drive in Kohler, WI 53044 or at any adjournments or postponements thereof.

The enclosed proxy is solicited by the Board of Directors of the Company. Each proxy properly executed and returned by a shareholder and not revoked will be voted in accordance with the shareholder's instructions thereon. Any proxy may be revoked at any time before it is voted at the meeting by providing the Secretary of the Company with notice to such effect or a duly executed proxy bearing a later date. If no instructions are indicated, a proxy will be voted "For" the election of all nominees for directors, "For" approval of the Edison Control Corporation 1999 Equity Incentive Plan and otherwise in accordance with the best judgment of the proxy named in the proxy card. The persons named as proxies intend to vote in accordance with their discretion on any other matters which may properly come before the Annual Meeting. Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and vote. Shareholders who are present at the Annual Meeting may revoke their proxies and vote in person if they so desire.

Only holders of record of the Company's Common Stock, $.01 par value, at the close of business April 16, 1999 are entitled to notice of and to vote at the Annual Meeting. On that date, there were issued and outstanding 2,346,933 shares of Common Stock of the Company. Each outstanding share is entitled to one vote at the Annual Meeting.

                   SHARE OWNERSHIP OF DIRECTORS, OFFICERS AND
                            CERTAIN BENEFICIAL OWNERS

       The following table sets forth, as of March 31, 1999, the number of shares of Common Stock beneficially owned by (i) each director of the Company (including nominees), (ii) each of the executive officers named in the Summary Compensation Table set forth below, (iii) all directors and executive officers of the Company as a group, and (iv) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock.

       Name and Address of                   Number of Shares          Percent
       Beneficial Owner                           Owned                of Class
       ---------------                            -----                --------
       Robert L. Cooney                           42,500 (1)             1.8%

       John J. Delucca                            33,000                 1.4%

       Norman Eig                                   -                     -

       William B. Finneran                     1,506,038 (2)(7)         52.9%
       World Financial Center-34th Floor
       New York, NY 10281

       Jay R. Hanamann                            81,944 (3)             3.4%

       Alan J. Kastelic                          163,889 (4)             6.7%

       Mary E. McCormack                         200,000 (5)             7.9%

       Jay J. Miller                              18,000                  .8%

       William C. Scott                           25,000 (1)             1.1%

       All directors and executive
       officers as a group (9 in number)       2,070,371 (6)            63.8%

       Cramer Rosenthal McGlynn, Inc.            215,000 (7)             9.2%
       520 Madison Avenue
       New York, NY 10022

       EDCO Partners LLLP                        195,053 (7)             8.3%
       4605 Denice Drive
       Englewood, CO 80111

--------------
(1) Includes currently exercisable stock options to purchase 25,000 shares of Common Stock.
(2) Includes a warrant to purchase 500,000 shares of Common Stock and 4,760 shares owned by two Uniform Gifts to Minors Act accounts, each for the benefit of one of Mr. Finneran's children. Mr. Finneran disclaims beneficial ownership of the 4,760 shares for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise.
(3) Includes a currently exercisable stock option to purchase 48,611 shares of Common Stock.
(4) Includes a currently exercisable stock option to purchase 97,222 shares of Common Stock.
(5) Includes a currently exercisable stock option to purchase 200,000 shares of Common Stock.
(6) Includes currently exercisable stock options and warrants, which in aggregate are exercisable for 895,833 shares of Common Stock.
(7) Based on information set forth in the indicated party's Schedule 13D or 13G as filed with the Securities and Exchange Commission and the Company.

                              ELECTION OF DIRECTORS

General
-------
Assuming the presence of a quorum (a majority of the total issued and outstanding shares of Common Stock of the Company), the favorable vote of the holders of a plurality of the shares of the Company's common stock present and voting at the Annual Meeting for the election of each nominee is required for his or her election. For this purpose, "plurality" means the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the Annual Meeting. Therefore, any shares of Common Stock which are not voted on this matter at the Annual Meeting, whether by abstention, broker non-vote or otherwise, will have no effect on the election of directors at the Annual Meeting.

The Board of Directors has fixed the number of directors to be elected at the Annual Meeting at seven. The shares represented by proxies submitted will be voted for the election as directors of the persons named below unless authority to do so is withheld. The directors elected will hold office until the Company's next annual meeting of shareholders or until their respective successors are duly elected. If any nominee is unable to serve as a director prior to the Annual Meeting, then all submitted proxies will be voted for a substitute nominee selected by the Board and the others named below, unless authority to vote for such replaced director or all directors was withheld.


                                                            Director
Name                      Company Office(s)                   Since         Age
----                      ----------------                    -----         ---
William B. Finneran       Chairman of the Board                1991          58
                          and Director

Robert L. Cooney          Director (2)                         1997          65

John J. Delucca           Director (1)                         1991          55

Alan J. Kastelic          Director                             1997          55
                          President and Chief Executive
                          Officer of Edison Control
                          Corporation

Mary E. McCormack         Director(1)                          1995          45

William C. Scott          Director(2)                          1997          64

Norman Eig                Director Nominee                        -          58

-----------
(1)   Member of the Compensation Committee.
(2)   Member of the Audit Committee.

William B. Finneran is a Managing Director of CIBC Oppenheimer Corp., an investment-banking firm, and has been employed with them since 1972. Mr. Finneran is a Director of National Planning Association, a non-profit advisory board and Covenant House, a non-profit charitable institution. Mr. Finneran also serves on the Board of Operation Smile and Villanova University.

Robert L. Cooney is a Partner of Cooney, Schroeder & Co., a consulting firm which he co-founded in February 1997. Mr. Cooney was a Managing Director-Equity Capital Markets at Credit Suisse First Boston from 1977 to January 1997. Mr. Cooney also serves as a director of Hoenig Group Inc., a Nasdaq-listed global securities brokerage firm located in Rye Brook, New York and Equity One, Inc., a NYSE-listed real estate investment trust located in Miami, Florida.

John J. Delucca is Executive Vice President, Finance and Administration, and CFO of Coty, Inc., a cosmetics and fragrance company. Previously, Mr. Delucca served as Senior Vice President and Treasurer of RJR Nabisco from September 1993 to December 1998, Chief Financial Officer of the Hascoe Association, a private investment company from January 1991 to September 1993, President and Chief Financial Officer for The Lexington Group from October 1990 to January 1991, Senior Vice President of Finance and Managing Director of the Trump Group from May 1988 to October 1990, and Senior Vice President of Finance for International Controls Corporation from April 1986 to May 1988. In addition, Mr. Delucca is a director of Enzo Biochem, Inc., a genetic research/testing company and Elliot Company, a manufacturer of turbines and related equipment.

Norman Eig is Vice-Chairman of Lazard Freres & Co. LLC and has 32 years of investment experience. Prior to joining Lazard in 1982, Mr. Eig served as a General Partner of Oppenheimer & Company and as a Managing Director and Chief Operating Officer of Oppenheimer Capital Corp. Previously, he was a fund manager with International Research & Development, Rotunda Advisors and Scherl, Egener & Co. Mr. Eig has an M.B.A. from Columbia University and a B.S. from Ohio State University.

Alan J. Kastelic was appointed President and Chief Executive Officer of Edison Control Corporation in June 1998 and President and Chief Executive Officer of Construction Forms, Inc. in June 1996 when Construction Forms, Inc. was acquired by the Company. Mr. Kastelic had previously been Executive Vice President and Chief Operating Officer of Construction Forms, Inc. which he joined in 1977. Prior to joining Construction Forms, Mr. Kastelic was Manufacturing Manager at Badger Dynamics and Chief Cost Accountant, Material Control Manager and Manager of Manufacturing at the PCM division of Koehring Corporation.

Mary E. McCormack is Director of Acquisitions of The Hertz Corporation. She was President and Chief Executive Officer of the Edison Control Corporation from February 1995 to February 1998. Prior to working with the Company, Ms. McCormack was a Managing Director of Beechtree Capital Partners, Inc., a boutique merchant banking firm, which she co-founded in 1989. From 1983 to 1989, she served in a variety of capacities for the investment banking and brokerage firm of Advest, Inc., most recently as Vice President-Corporate Finance. Ms. McCormack is a Director of Star International Holdings, Inc., a manufacturer of commercial cooking appliances.

William C. Scott was from 1988 to 1999 the Chairman and Chief Executive Officer of Panavision Inc., the leading designer and manufacturer of high-precision film camera systems for the motion picture and television industries. From 1972 until 1987, Mr. Scott was President and Chief Operating Officer of Western Pacific Industries Inc., a manufacturer of industrial products. Prior to 1972 Mr. Scott was a Group Vice President of Cordura Corporation (a business information company) for three years and Vice President of Booz, Allen & Hamilton (a management-consulting firm) for five years. He is currently Chairman of the Board of TeleCast Communications Limited, London, England, a director of Panavision Inc. and of Four Media Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF ALL DIRECTOR NOMINEES SET FORTH ABOVE.

Committees,  Meetings and  Attendance
-------------------------------------
The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee; the Board as a whole performs this function.

The Audit Committee, which met once during the year ended January 31, 1999, recommends to the Board of Directors independent auditors for selection by the Company, discusses with the independent auditors the scope and results of audits, and approves and reviews any nonaudit services performed by the Company's independent auditing firm.

The Compensation Committee, which met once during the year ended January 31, 1999, establishes all forms of compensation for the officers of the Company, administers the Company's benefit plans and responds to Securities and Exchange Commission requirements on compensation committee reports.

The Board of Directors of the Company held four meetings during the year ended January 31, 1999. Each director who was a director during the year ended January 31, 1999 attended all of the meetings of the Board of Directors and committees on which he or she serves, except that Mr. Scott was absent from one meeting.

Director Compensation
---------------------
Directors who are not executive officers of the Company each receive an annual retainer of $15,000. Directors of the Company do not receive additional compensation for attendance at Board of Director meetings or committee meetings. Mr. Finneran, Chairman of the Board, is not a full time employee of the Company; however, he has devoted considerable time to portfolio management, the search for acquisitions and consideration of the Company's current business operation. For fiscal 1998, Mr. Finneran received compensation of $112,000.

                             EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------
The following table sets forth the annual and long-term compensation for the Company's Chief Executive Officer and other named executives who earned in excess of $100,000 in fiscal 1998, as well as the total compensation paid to each named executive for the Company's two previous fiscal years:


                                                              Other Annual
Name and                                                         Compen-           Options
Principal Position          Year    Salary($)    Bonus($)       sation($)      Granted(shares)
------------------          ----    ---------    --------       ---------      ---------------

Alan J. Kastelic            1998     170,000      80,000        5,000 (1)           -0-
President and Chief         1997     155,000      80,000        4,750 (1)           -0-
Executive Officer           1996     145,000      60,000        4,520 (1)         97,222

Jay R. Hanamann             1998     100,000      50,000        4,481 (1)           -0-
Secretary, Treasurer        1997      92,000      50,000        3,960 (1)           -0-
and Chief Financial         1996      84,000      40,000        3,720 (1)         48,611
Officer

-------------
(1)    Represents the Company matching amount to the 401(k) Plan.

Option Grants in Last Fiscal Year
---------------------------------
The Company did not grant options to any of the named executive officers during the year ended January 31, 1999.

Option Exercises in Fiscal 1998 and Fiscal Year-End Option Values
-----------------------------------------------------------------
The following table summarizes options exercised during fiscal 1998 and presents the value of unexercised options held by the named executive officers at January 31, 1999. No options were exercised in fiscal 1998 by the named executive officers.

                                                       Number of                 Value of
                                                  unexercised options       unexercised options
                        Shares                       at fiscal year            at fiscal year
                       acquired       Value           end (shares)                end ($)
                          on         realized        Exercisable (E)/          Exercisable (E)/
Name                   exercise        ($)          Unexercisable (U)        Unexercisable (U)
----                   --------        ---          -----------------        -----------------
Jay R. Hanamann          -0-           -0-              48,611  E                 194,444 E (1)

Alan J. Kastelic         -0-           -0-              97,222  E                 388,888 E (1)

--------------
(1)  Value was calculated by subtracting  the respective  option  exercise price from the fair market value of the Common  Stock on January 31, 1999,  which was the closing sale price of $7.00 per share as reported by Nasdaq.

Benefit Plans
-------------
The Company has a noncontributory defined benefit pension plan covering substantially all full-time employees. The plan provides for benefits based on years of service and compensation.

The following table shows the estimated annual straight-life annuity benefit payable (in dollars) under the qualified retirement program to employees with the specified Maximum Average Salary (average salary during the five consecutive years that compensation was the highest within the last 10 years) and specified years of service upon retirement at age 65, after giving effect to adjustments for Covered Compensation:

                               Years of Service
  Maximum               --------------------------------------------
Average Salary(1)       15        20        25       30           35
-----------------       --        --        --       --           --
    125,000           13,287    17,716    22,145    26,574       26,574
    150,000           17,787    23,716    29,645    35,574       35,574
    175,000           19,587    26,116    32,645    39,174       39,174
    200,000           19,587    26,116    32,645    39,174       39,174
    225,000           19,587    26,116    32,645    39,174       39,174
--------
(1) Section 401(a)(17) of the Internal Revenue Code limits the annual compensation, which can be recognized in a qualified plan. The current limit for 1998 is $160,000.

(2) Section 414 of the Internal Revenue Code currently limits the annual benefits to $130,000 (estimated) for retirement under the Plan after December 31, 1998.

The 1998 compensation used to calculate the Maximum Average Salary and the number of years of credited service for Alan Kastelic were $177,000 and 22
years,   respectively,   and  for  Jay  Hanamann  were  $105,000  and  8  years,
respectively.

The Company also has a retirement savings and thrift plan (401(k) plan) covering substantially all of its employees. For each employee contribution to the 401(k) plan of up to 6% of the employee's compensation for a year, the Company matches one-half of the employees 401(k) contribution.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file reports concerning the ownership of the Company's Common Stock with the Securities and Exchange Commission and the Company. Based solely upon the information provided to the Company by individual directors and executive officers, the Company believes that during the fiscal year ended January 31, 1999 all of its directors and officers complied with the
Section 16(a) filing requirements.

Agreements with Named Executive Officers
----------------------------------------

In connection with the Company's acquisition of Construction Forms, Inc. ("ConForms") in June 1996, ConForms entered into an Employment Agreement with Alan J. Kastelic, pursuant to which ConForms agreed to employ Mr. Kastelic as the President and Chief Executive Officer of ConForms until June 30, 1998. Mr. Kastelic is also the President and Chief Executive Officer of the Company. The term of Mr. Kastelic's Employment Agreement is automatically renewed for successive one-year periods thereafter unless notice is given of non-renewal at least 30 days prior to the end of the then current term or unless earlier terminated in accordance with the provisions of the Employment Agreement. Under this Employment Agreement, Mr. Kastelic is entitled to receive a minimum base salary $147,000 per year and certain minimum performance bonuses and other benefits. If Mr. Kastelic's employment is terminated by the Company other than by reason of death, disability or cause or by Mr. Kastelic for good reason, then Mr. Kastelic is entitled to continue to receive his base salary and benefits for a period of twelve months. Mr. Kastelic's Employment Agreement also contains a covenant not to compete that is in effect during the term of his employment and during any period during which he receives severance compensation thereafter.

Also in connection with the Company's acquisition of ConForms in June 1996, ConForms entered into an Employment Agreement with Jay R. Hanamann, pursuant to which ConForms agreed to employ Mr. Hanamann as the Chief Financial Officer, Secretary and Treasurer of ConForms until June 30, 1998. Mr. Hanamann is also the Chief Financial Officer, Secretary and Treasurer of the Company. The term of Mr. Hanamann's Employment Agreement is automatically renewed for successive one-year periods thereafter unless notice is given of non-renewal at least 30 days prior to the end of the then current term or unless earlier terminated in accordance with the provisions of the Employment Agreement. Under this Employment Agreement, Mr. Hanamann is entitled to receive a minimum base salary $84,000 per year and certain minimum performance bonuses and other benefits. If Mr. Hanamann's employment is terminated by the Company other than by reason of death, disability or cause or by Mr. Hanamann for good reason, then Mr. Hanamann is entitled to continue to receive his base salary and benefits for a period of twelve months. Mr. Hanamann's Employment Agreement also contains a covenant not to compete that is in effect during the term of his employment and during any period during which he receives severance compensation thereafter.

Compensation Committee Report on Executive Compensation
-------------------------------------------------------

The Compensation Committee of the Board of Directors is responsible for all aspects of the Company's compensation package offered to its corporate officers, including the named executive officers. The Compensation Committee has prepared the following report for fiscal year 1998.

The Company's executive compensation program is designed to be closely linked to corporate performance. To this end, the Company has developed an overall compensation strategy and specific compensations plans that tie a significant portion of executive compensation to the Company's success. The overall objectives of this strategy are to attract and retain qualified executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to link executive and shareholder interests through the use of equity-based compensation plans and to provide a compensation package that recognizes individual contributions as well as overall business results.

The key elements of the Company's executive compensation program consist of base salary, annual bonus opportunity and grants of stock options. A general description of the Company's compensation program, including the basis for the compensation awarded to the Company's Executive Officer for fiscal 1998, are discussed below.

Base Salary. Base salaries are initially determined by evaluating the responsibilities of the position, the experience and contributions of the individual and the salaries for comparable positions in the competitive marketplace. Base salary levels for the Company's executive officers are generally positioned at market competitive levels for comparable positions in manufacturing companies of similar size. In determining annual salary adjustments for executive officers, the Compensation Committee considers various factors including the individual's performance and contribution, competitive salary increase levels provided by the marketplace, the relationship of an executive officer's salary to the market competitive levels for comparable positions, and the Company's performance. The base salaries paid to the named executive officers, Alan J. Kastelic and Jay R. Hanamann, are also based on their Employment Agreements. See above under " Agreements with Named Executive Officers."

Annual Bonus. The Company's executive officers are eligible for annual cash bonus awards under the Company's compensation program. In determining annual bonuses for executive officers, the Compensation Committee considers various factors including the individual's performance and contribution and the Company's performance. The bonuses paid to the named executive officers, Alan J. Kastelic and Jay R. Hanamann, are also based on their Employment Agreements. See above under "Agreements with Named Executive Officers."

Stock Options. The Company's 1999 Equity Incentive Plan being submitted to the shareholders for their approval at the Annual Meeting is designed to encourage and create ownership of Company Common Stock by key executives, thereby promoting a close identity of interests between the Company's management and its shareholders. The 1999 Equity Incentive Plan is designed to motivate and reward executives for long-term strategic management and the enhancement of shareholder value. The Compensation Committee has determined that stock option grants to the Company's key employees, including key executive officers, is consistent with the Company's best interest and the Company's overall compensation program.

Stock options under the 1999 Equity Incentive Plan will be granted with an exercise price equal to the market value of the Common Stock on the date of grant. Vesting schedules will be designed to encourage the creation of shareholder value over the long-term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years and the executive remains in the Company's employ.

No named executive officer was granted stock options during fiscal 1998. The Compensation Committee may grant stock options to key executive officers in fiscal 1999 based upon individual performance criteria.

Chief Executive Officer Compensation. During fiscal 1998, the Company's Chief Executive Officer, Alan J. Kastelic, was paid a salary of $170,000 and awarded a bonus of $80,000. In evaluating Mr. Kastelic's performance during fiscal 1998, the Compensation Committee considered the Company's overall financial performance and the achievement of long-term objectives of the Company.

Section 162(m) Limitation. Other than with respect to shareholder approved stock options and warrants, the Compensation Committee does not anticipate taking any action to conform the Company's executive compensation policies with Section 162(m) of the Internal Revenue Code.

EDISON CONTROL CORPORATION
COMPENSATION COMMITTEE

John J. Delucca
Mary E. McCormack

                             STOCK PERFORMANCE GRAPH

The graph in Exhibit 1 and the table below set forth the cumulative total shareholder return (assuming reinvestment of dividends) to the Company's shareholders during the five fiscal years ended January 31, 1999, as well as an overall stock market index (S&P 500 Index) and the Company's peer group indice for the periods covered (S & P Diversified Manufacturers Index).


                                                         Annual Return Percentage
                                                              Years Ending
    Company/Index                               Jan95    Jan96    Jan97    Jan98   Jan99
                                                -----    -----    -----    -----   -----
    Edison Control Corporation                 -25.93    -5.00    -5.26    -5.56   64.71
    S&P 500 Index                                0.53    38.67    26.34    26.91   32.49
    Manufacturing(Divers)-500                   -0.13    46.57    32.34    17.37   18.41


                                       Base                Indexed Returns
                                       Period                Years Ending
    Company/Index                      Jan94    Jan95    Jan96    Jan97    Jan98    Jan99
    -------------                      -----    -----    -----    -----    -----    -----
    Edison Control Corporation           100     74.07    70.37    66.67    62.96    103.70
    S&P 500 Index                        100    100.53   139.40   176.12   223.51    296.13
    Manufacturing(Divers)-500            100     99.87   146.39   193.73   227.38    269.24

    Note:  Table prepared by Standard & Poor's Compustat Custom Business Unit




                           1999 EQUITY INCENTIVE PLAN

General

The purpose of the Edison Control Corporation 1999 Equity Incentive Plan ("Plan") is to promote the best interests of the Company and its shareholders by providing key employees and consultants of the Company and its affiliates, and members of the Company's Board of Directors who are not employees of the Company or its affiliates, with an opportunity to acquire a, or increase their, proprietary interest in the Company. The Plan is intended to promote continuity of management and to provide increased incentive and personal interest in the welfare of the Company by those key employees and consultants who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company's continued growth and financial success. Also, by encouraging stock ownership by directors, the Company seeks to attract and retain on its Board persons of exceptional competence and to provide and to furnish an added incentive for them to continue their association with the Company.

The Company currently has in effect the 1986 Stock Option Plan ("1986 Plan") and various individual employment and stock option agreements with key employees and directors pursuant to which stock options have been granted. As of March 31, 1999, 935,111 shares of Common Stock were subject to outstanding options and there were no shares available for the granting of additional options under the 1986 Plan. To allow for additional equity-based compensation awards to be made by the Company, the Plan was adopted by the Board on January 25, 1999. The Plan became effective on that date, subject to approval of the Plan by the Company's shareholders within twelve months following the Board's adoption of the Plan.

The following summary description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Appendix A.

Administration and Eligibility

The Plan is  required  to be  administered  by a  committee  of the  Board  (the
"Committee") consisting of not less than two directors each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as an "outside director" within the meaning of Section 162(m)(4)(c) of the Internal Revenue Code of 1986, as amended ("Code"). In the event that the Committee is not appointed, the functions of the Committee will be exercised by the Board. The Board may delegate to another committee of the Board or to one or more senior officers of the Company, any or all of the authority and responsibility of the Committee with respect to the Plan, other than with respect to participants who are subject to Section 16 of the Exchange Act. The Committee has been designated as the current administrator of the Plan. Among other functions, the Committee has authority to establish rules for the administration of the Plan; to designate the participants to whom awards will be granted; to determine the types of awards to be granted to participants and the number of shares covered by such awards; and to determine the terms and conditions of such awards. The Committee may also determine whether the payment of any proceeds of any award shall or may be deferred automatically or at the election of the participant participating in the Plan. Subject to the express terms of the Plan, any designations, determinations, interpretations, with respect thereto will be in the sole discretion of the Committee, whose determinations and interpretations will be binding on all parties.

Any officer or other key employee of the Company or of any affiliate or consultant who is responsible for or contributes to the management, growth or profitability of the business of the Company or any affiliate or any director who is not an employee of the Company or any affiliate is eligible to be granted awards by the Committee under the Plan. Initially, approximately 20 employees and directors will be eligible to participate in the Plan. The number of eligible employees, consultants and directors may increase over time based upon future growth of the Company.

Awards Under the Plan; Available Shares

The Plan authorizes the granting to key employees, consultants and directors of:
(a) stock options, which may be incentive stock options meeting the requirements of Section 422 of the Code ("ISOs"); (b) stock appreciation rights ("SARs"); (c) restricted stock and (d) performance shares. The Plan provides that up to a total of 200,000 shares of Common Stock (subject to adjustment as described below) will be available for the granting of awards thereunder.

If any shares subject to awards granted under the Plan, or to which any award relates, are forfeited or if an award otherwise terminates, expires or is cancelled prior to the delivery of all of the shares or other consideration issuable or payable pursuant to the award such shares will be available for the granting of new awards under the Plan. Any shares delivered pursuant to an award may consist, in whole or in part, of authorized and unissued shares of Common Stock and/or of treasury shares.

Terms of Awards

Option Awards. Options granted under the Plan to key employees may be either ISOs or nonqualified stock options. Consultants and non-employee directors may not be granted ISOs.

The exercise price per share of Common Stock subject to options granted to participants under the Plan will be determined by the Committee, provided that the exercise price may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The term of any option granted to a participant under the Plan will be as determined by the Committee, provided that the term of an ISO may not exceed ten years from the date of its grant. Options granted to participants under the Plan will become exercisable in such a manner and within such a period or periods and in such installments or otherwise as determined by the Committee. Options may be exercised by payment in full of the exercise price, either (at the discretion of the Committee) in cash or in whole or in part by tendering shares or other consideration having a fair market value on the date of exercise equal to the option exercise price. All ISOs granted under the Plan will also be required to comply with all other terms of Section 422 of the Code.

SARs. A SAR granted under the Plan will confer on the participant holder a right to receive, upon exercise thereof, the excess of (a) the fair market value of one share of Common Stock on the date of exercise over (b) the grant price of the SAR as specified by the Committee. Non-employee directors are not eligible to be granted SARs under the Plan. The grant price of a SAR under the Plan will not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The grant price, term, methods of exercise, methods of settlement (including whether the holder of an SAR will be paid in cash, shares of

Common Stock or other consideration), and any other terms and conditions of any SAR granted under the Plan will be determined by the Committee at the time of grant.

Restricted Stock. Shares of restricted Common Stock granted to participants under the Plan will be subject to such restrictions as the Committee may impose, in its discretion, including any limitation on the right to vote such shares. The restrictions imposed on the Shares may lapse separately or in combination at such time or times, or in such installments or otherwise, as the Committee may deem appropriate. Except as otherwise determined by the Committee, upon termination of employment or consulting of a participant for any reason during the applicable restriction period, all shares of restricted stock still subject to restriction will be subject to forfeiture by the participant.

The Plan limits the total number of shares of restricted stock that may be awarded thereunder to 20,000 shares. Non-employee directors are not eligible to be granted shares of restricted stock under the Plan. The foregoing numerical limitations on the issuance of shares of restricted stock are subject to adjustment as described below.

Performance Shares. The Plan also provides for the granting of performance shares to key employees and consultants. Non-employee directors are not eligible to be granted performance shares. Performance goals established by the Committee may be based on one or more measures such as return on shareholders' equity, earnings or any other standard or standards deemed relevant by the Committee, measured internally or relative to other organizations and before and after extraordinary items. The Committee will determine and/or select the applicable performance period, the performance goal or goals to be achieved during any performance period, the proportion of payments, if any, to be made for performance between the minimum and full performance levels for any performance goal and, if applicable, the restrictions applicable to shares of restricted stock received upon payment of performance shares if payment is made in such manner, and any other terms, conditions and rights relating to the grant of performance shares. The Committee may in its discretion at any time from time to time adjust performance goals (up or down) and minimum or full performance levels (and any intermediate levels and proportion of payments related thereto), adjust the manner in which performance goals are measured, or shorten any performance period or way in whole or in part any or all remaining restrictions with respect to Shares of restricted stock issued in payments of performance shares, if the Committee determines that conditions so warrant. Following completion of the applicable performance period, payment on performance shares granted to and earned by participants will be made in shares of Common Stock equal to the number of performance shares payable.

Change in Control

Upon the occurrence of a Change in Control (as defined in the Plan) of the Company (a) all outstanding options and SARs will immediately become exercisable, (b) any restriction periods and related restrictions on restricted stock will lapse and (c) each performance share will become payable in full.

Adjustments

If any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee will generally have the authority to, in such manner as it deems equitable, adjust (a) the number and type of Shares subject to the Plan and which thereafter may be made the subject of awards, (b) the number and type of Shares subject to outstanding awards and (c) the grant, purchase or exercise price with respect to any award, or may make provision for a cash payment to the holder of an outstanding award.

Limits on Transferability

No award granted under the Plan (other than an award of restricted stock on which the restrictions have lapsed) may be assigned, sold, transferred or encumbered by any participant, otherwise than by will, by designation of a beneficiary, or by the laws of descent and distribution; provided, however, that a participant at the discretion of the Committee may be entitled, in the manner established by the Committee to transfer any award.

Amendment and Termination

The Board may amend, suspend or terminate the Plan at any time, except that no such action may adversely affect any award granted and then outstanding thereunder without the approval of the respective participant. The Plan provides that shareholder approval of any amendment thereto must also be obtained if required by (a) the Code or any rules promulgated thereunder (in order to allow for ISOs to be granted thereunder) or (b) the quotation or listing requirements of the Nasdaq National Market or any other exchange or market on which the Common Stock is then traded (in order to maintain the quotation or the listing of the Common Stock thereon). To the extent permitted by applicable law and subject to such shareholder approval as may be required, the Committee may also amend the Plan, provided that any such amendments may be reported to the Board.

Withholding

Not later than the date as of which an amount first becomes includible in the gross income of a participant for federal income tax purposes with respect to any award under the Plan, the participant will be required to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to awards under the Plan may be settled with shares of Common Stock previously owned by the participant; provided, however, that the participant may not settle such obligations with shares of Common Stock that are part of, or are received upon exercise of, the award that give rise to the withholding requirement. The obligations of the Company under the Plan are conditional on such payment or arrangements, and the Company and any affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with shares of Common Stock.

Term of Plan

No award shall be granted under the Plan following the tenth anniversary of its effective date. However, unless otherwise expressly provided in the Plan or in an applicable award agreement, any award theretofore granted makes then beyond such date and, to the extent set forth in the Plan, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such award, or to waive any conditions or restrictions with respect to such award, and the authority of the Board to amend the Plan shall extend beyond such date.

Certain Federal Income Tax Consequences

Stock Options. The grant of a stock option under the Plan will create no income tax consequences to the participant or the Company. A participant who is granted a nonqualified stock option will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. A subsequent disposition of the Common Stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date of exercise. This capital gain or loss will be a long-term or short-term capital gain or loss depending upon the length of time the Common Stock was held.

In general, if a participant holds the shares of Common Stock acquired pursuant to the exercise of an ISO for at least two years from the date of grant and one year from the date of exercise, the participant will recognize no income or gain as a result of exercise (except that the alternative minimum tax may apply). Any gain or loss realized by the participant on the disposition of the Common Stock will be treated as a long-term capital gain or loss. No deduction will be allowed to the Company. If either of these holding period requirements is not satisfied, the participant will recognize ordinary income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition or
(b) the difference between the exercise price and the fair market value of the shares of Common Stock on the date of exercise. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain. This capital gain will be a long-term or short-term capital gain depending upon the length of time the Common Stock was held.

Stock Appreciation Rights. The grant of a SAR will create no income tax consequences for the participant or the Company. Upon exercise of a SAR, the participant will recognize ordinary income equal to the amount of any cash and the fair market value of any shares of Common Stock or other property received, except that if the participant receives an option or shares of Common Stock or restricted stock upon exercise of a SAR, recognition of income may be deferred in accordance with the rules applicable to such other awards. The Company will be entitled to a deduction in the same amount and at the same time as income is recognized by the participant.

Restricted Stock. A participant will not recognize income at the time an award of restricted stock is made under the Plan, unless the election described below is made. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. The Company will be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in capital gain or loss (long-term or short-term depending on the length of time the restricted stock is held after the time the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid. The Company will be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award. The Company will be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the election is made, any cash dividends received with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in capital gain or loss (long-term or short-term depending on the holding period). If the participant who has made an election subsequently forfeits the restricted stock, the participant will not be entitled to deduct any loss. In addition, the Company would then be required to include as ordinary income the amount of the deduction it originally claimed with respect to such shares.

Performance Shares. The grant of performance shares will create no income tax consequences for the participant or the Company. Upon the receipt of shares of Common Stock at the end of the applicable performance period, the participant generally will recognize ordinary income equal to the fair market value of the shares of Common Stock received. The Company will be entitled to a deduction in the same amount and at the same time as income is recognized by the participant.

New Plan Benefits

No awards have been made to date under the Plan and the Company cannot currently determine the awards that may be granted in the future to participants thereunder. Such determinations will be made from time to time by the Committee. During fiscal 1998, no options were granted to key employees or directors under the 1986 Plan or otherwise.

On March 31, 1999, the last reported sale per share price of Company on the Nasdaq National Market was $8.75.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock represented and voted at the Annual Meeting with respect to the Plan (assuming a quorum is present) is required to approve the Plan. Any shares not voted at the Annual Meeting with respect to the Plan (whether as a result of broker non-votes or otherwise) will have no impact on the vote.

THE BOARD RECOMMENDS A VOTE "FOR" THE PLAN. SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" THE PLAN.

                                     GENERAL

Proposals of shareholders intended to be presented at, and included in the Company's proxy materials for the 2000 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 ("Rule 14a-8"), must be received at the principal office of the Company no later than December 31, 1999. If the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 prior to March 16, 2000, then the notice will be considered untimely, and the persons named in proxies solicited by the Board of Directors for the 2000 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

The Annual Report of the Company for the fiscal year ended January 31, 1999, including financial statements (the "Annual Report"), and the Company's Annual Report on Form 10-K (without exhibits) was mailed to shareholders, together with this Proxy Statement, on or about April 30, 1999. No part of such Annual Report shall be regarded as proxy soliciting material or a communication by means of which any solicitation was being or is to be made.

Deloitte & Touche LLP, which firm has served as auditor for the Company's fiscal year ended January 31, 1999, has indicated that it expects to have a representative present at the Annual Meeting. The representative will be afforded the opportunity to make a statement, if he desires, and will be available for appropriate shareholder questions.

The solicitation of proxies in the accompanying form is made by the Board of Directors, and the cost thereof will be borne by the Company. The Company may solicit proxies by mail, telephone or telegraph. Brokerage firms, custodians, banks, trustees, nominees or other persons holding shares in their names, will be reimbursed for their reasonable expenses in forwarding proxy material to their principals.

As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters to be presented at the meeting, but if any other matters properly come before the meeting, it is intended that the persons voting the proxy will vote the shares represented thereby in accordance with their best judgment.

It is important that proxies be returned promptly. Therefore, whether or not you plan to attend in person, you are urged to execute and return your proxy, to which no postage need be affixed if mailed in the United States.

By Order of the Board of Directors.

/s/Jay R. Hanamann
Jay R. Hanamann
Secretary
April 30, 1999

Appendix A
                                                                January 25, 1999

                           EDISON CONTROL CORPORATION
                           1999 EQUITY INCENTIVE PLAN

Section 1.    Purpose

              The purpose of the Edison Control Corporation 1999 Equity Incentive Plan (the "Plan") is to promote the best interests of Edison Control Corporation (together with any successor thereto, the "Company") and its shareholders by providing key employees and consultants of the Company and its Affiliates (as defined below), and members of the Company's Board of Directors who are not employees of the Company, with an opportunity to acquire a, or increase their, proprietary interest in the Company. It is intended that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those key employees and consultants who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company's continued growth and financial success. Also, by encouraging stock ownership by directors, the Company seeks to attract and retain on its Board of Directors persons of exceptional competence and to furnish an added incentive for them to continue their association with the Company.

Section 2.    Definitions

              As used in the Plan, the following terms shall have the respective meanings set forth below:

              (a) "Affiliate" shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company.

              (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock or Performance Share or other award granted under the Plan.

              (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

              (d) "Change in Control" will be deemed to have occurred if: (i) any entity not affiliated with the Company or any Affiliate is or becomes the beneficial owner of securities of the Company representing at least 25% of the combined voting power of the Company's then outstanding voting securities; (ii) there is consummated any business combination of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's capital stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's capital stock immediately prior to the merger have the same proportionate ownership of capital stock of the surviving corporation immediately after the merger, or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the consolidated assets of the Company; or (iii) the shareholders of the Company approve any plan for the liquidation or dissolution of the Company.

              (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

              (f)  "Commission"   shall  mean   the   Securities   and  Exchange
Commission.

              (g) "Committee" shall mean the Compensation Committee of the Board of Directors of the Company (or any other committee thereof designated by such Board to administer the Plan) consisting of not less than two Independent Directors, each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 and as an "outside director" under
Section 162(m)(4)(C) of the Code or any successor provisions thereto.

              (h) "Consultant" shall mean any consultant or advisor to the Company, any Subsidiary or any Affiliate who is not otherwise an employee of the Company or any Affiliate who is responsible for or contributes to the management, growth or profitability of the business of the Company or any Affiliate, as determined by the Committee in its discretion.

              (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

              (j) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

              (k)  "Incentive  Stock Option" shall mean an option  granted under
Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code (or any successor provision thereto).

              (l) "Independent Directors" shall mean any member of the Company's Board of Directors who is not an employee of the Company or of any Affiliate.

              (m) "Key Employee" shall mean any officer or other key employee of the Company or of any Affiliate who is responsible for or contributes to the management, growth or profitability of the business of the Company or any Affiliate, as determined by the Committee in its discretion.

              (n) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

              (o)  "Option"   shall  mean  an   Incentive   Stock  Option  or  a
Non-Qualified Stock Option.

              (p) "Participant" shall mean a Key Employee, Consultant or Independent Director designated to be granted an Award under the Plan.

              (q) "Performance Period" shall mean, in relation to Performance Shares, any period for which a performance goal or goals have been established.

              (r) "Performance Share" shall mean any right granted under Section 6(d) of the Plan that will be paid out as a Share (which, in specified circumstances, may be a Share of Restricted Stock).

              (s) "Person" shall mean any individual, corporation,  partnership,
association,    joint-stock   company,   limited   liability   company,   trust,
unincorporated organization or government or political subdivision thereof.

              (t) "Released Securities" shall mean Shares of Restricted Stock with respect to which all applicable restrictions have expired, lapsed or been waived.

              (u) "Restricted Securities" shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions pursuant to the Plan or an Award Agreement.

              (v) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan or, in specified circumstances, a Share paid in connection with a Performance Share under Section 6(d) of the Plan.

              (w) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission under the Exchange Act, or any successor rule or regulation thereto.

              (x) "Shares" shall mean shares of Common Stock of the Company, $.01 par value, and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(b) of the Plan.

              (y) "Stock  Appreciation Right" shall mean any right granted under
Section 5(c) of the Plan.

Section 3.    Administration

              The Plan shall be administered by the Committee; provided, however, that if at any time the Committee shall not be in existence, the functions of the Committee as specified in the Plan shall be exercised by the Board of Directors of the Company (the "Board") and all references to the Committee herein shall include the Board. To the extent permitted by applicable law, the Board may delegate to another committee of the Board or to one or more senior officers of the Company any or all of the authority and responsibility of the Committee with respect to the Plan, other than with respect to Participants who are subject to Section 16 of the Exchange Act. To the extent that the Board has delegated to such other committee or one or more officers the authority and responsibility of the Committee, all references to the Committee herein shall include such other committee or one or more officers.

              Subject to the terms of the Plan and applicable laws and without limitation by reason of enumeration, the Committee shall have full discretionary power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards granted to Participants; (iv) determine the terms and conditions of any Award granted to a Participant; (v) determine whether, to what extent and under what circumstances Awards granted to Participants may be settled or exercised in cash, Shares, other securities, other Awards or other property, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other Awards and other amounts payable with respect to an Award granted to Participants under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan (including, without limitation, any Award Agreement); (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time or from time to time, and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any employee of the Company or of any Affiliate.

Section 4.    Shares Available for Award

              (a) Shares Available. Subject to adjustment as provided in Section 4(b):

                            (i) Number of Shares Available. The number of Shares
              with respect to which Awards may be granted under the Plan shall be 200,000, subject to the limitations set forth in Section 6(c)(i) and subject to the other provisions of this Section 4. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan.

                            (ii) Accounting for Awards. The number of Shares covered by an Award under the Plan, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan.

                            (iii) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares and/or of treasury Shares.

              (b) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to the Plan and which thereafter may be made the subject of Awards under the Plan; (ii) the number and type of Shares subject to outstanding Awards; and (iii) the grant, purchase or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
Section 422(b) of the Code (or any successor provision thereto); and provided further that the number of Shares subject to any Award payable or denominated in Shares shall always be a whole number.

Section 5.    Eligibility

              Any   Key   Employee,   including   any   executive   officer   or
employee-director of the Company or of any Affiliate, and any Consultant or Independent Director, shall be eligible to be designated a Participant.

Section 6.    Awards

              (a) Option Awards. The Committee is hereby authorized to grant Options to Key Employees, Consultants and Independent Directors with the terms and conditions as set forth below and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine in its discretion; provided, however, that Consultants and Independent Directors may not be granted Incentive Stock Options.

                            (i) Exercise Price.  The exercise price per Share of
              an Option granted pursuant to this Section 6(a) shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

                            (ii) Option  Term.  The term of each Option shall be
              fixed by the Committee; provided, however, that in no event shall the term of any Option exceed a period of ten years from the date of its grant.

                            (iii) Exercisability and Method of Exercise. An Option shall become exercisable in such manner and within such period or periods and in such installments or otherwise as shall be determined by the Committee; provided, however, that regardless of any other exercise or vesting period specified in any Award Agreement with respect to any Option, each Option granted under the Plan shall become immediately exercisable in full for the remainder of the Option term automatically upon the occurrence of a Change in Control. The Committee also shall determine the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other securities, other Awards, other property or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect to any Option may be made or deemed to have been made.

                            (iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code (or any successor provision thereto) and any regulations promulgated thereunder. Notwithstanding any provision in the Plan to the contrary, no Incentive Stock Option may be granted hereunder after the tenth anniversary of the adoption of the Plan by the Board.

              (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Key Employees and Consultants. Independent Directors are not eligible to be granted Stock Appreciation Rights under the Plan. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement (including whether the Participant will be paid in cash, Shares, other securities, other Awards, or other property or any combination thereof), and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee in its discretion; provided, however, that regardless of any other exercise or vesting period specified in any Award Agreement with respect to any Stock Appreciation Right, each Stock Appreciation Right granted under the Plan shall become immediately exercisable in full for the remainder of the Stock Appreciation Right term automatically upon the occurrence of a Change in Control. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

              (c) Restricted Stock Awards.

                            (i) Issuance.  The Committee is hereby authorized to
              grant Awards of Restricted Stock to Key Employees and Consultants; provided, however, that the aggregate number of Shares of Restricted Stock granted under the Plan to all Participants as a group shall not exceed 20,000 Shares of the total number of Shares available for Awards under Section 4(a)(i), subject to Section 4(a)(ii) and the other provisions of Section 4. Independent Directors are not eligible to be granted Restricted Stock under the Plan.

                            (ii) Restrictions. Shares of Restricted Stock granted to Participants shall be subject to such restrictions as the Committee may impose in its discretion (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate in its discretion; provided, however, that regardless of any other vesting or restriction period specified in any Award Agreement with respect to any Restricted Stock, each Share of Restricted Stock granted under the Plan shall become a Released Security automatically upon the occurrence of a Change in Control.

                            (iii) Registration. Any Restricted Stock granted under the Plan to a Participant may be evidenced in such manner as the Committee may deem appropriate in its discretion, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan to a Participant, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Committee) referring to the terms, conditions and restrictions applicable to such Restricted Stock.

                            (iv) Payment of Restricted  Stock. At the end of the
              applicable restriction period relating to Restricted Stock granted to a Participant, one or more stock certificates for the appropriate number of Shares of Released Securities, free of restrictions imposed under the Plan and the Award Agreement, shall be delivered to the Participant or, if the Participant received stock certificates representing the Restricted Stock at the time of grant, the legends placed on such certificates shall be removed.

                            (v) Forfeiture. Except as otherwise determined by the Committee in its discretion, upon termination of employment or consultancy of a Participant (as determined under criteria established by the Committee in its discretion) for any reason during the applicable restriction period, all Shares of Restricted Stock still subject to restriction under the Plan or an Award Agreement shall be forfeited by the Participant; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock held by a Participant.

              (d) Performance Share Awards.

                            (i) Issuance.  The Committee is hereby authorized to
              grant Awards of Performance Shares to Key Employees and Consultants. Independent Directors are not eligible to be granted Performance Shares under the Plan.

                            (ii) Performance Goals and Other Terms. The Committee shall determine in its discretion the Performance Period, the performance goal or goals to be achieved during any Performance Period, the proportion of payments, if any, to be made for performance between the minimum and full performance levels, the restrictions applicable to Shares of Restricted Stock received upon payment of Performance Shares (if Performance Shares are paid in such manner), and any other terms, conditions and rights relating to a grant of Performance Shares; provided, however, that regardless of any other requirements or restrictions specified in any Award Agreement with respect to any Performance Share, each Performance Share granted under the Plan shall become immediately payable in full (assuming the maximum performance goal and any other requirements have been fully satisfied) automatically upon the occurrence of a Change in Control. Performance goals established by the Committee may be based on one or more measures such as return on shareholders' equity, earnings or any other standard or standards deemed relevant by the Committee, measured internally or relative to other organizations and before or after extraordinary items.

                            (iii) Rights and Benefits During the Performance Period. The Committee may provide that, during a Performance Period, a Participant shall be paid cash amounts, with respect to each Performance Share held by such Participant, in the same manner, at the same time, and in the same amount paid, as a cash dividend on a Share. Participants shall have no voting rights with respect to Performance Shares held by them.

                            (iv) Adjustments with Respect to Performance Shares.
              Any other provision of the Plan to the contrary notwithstanding, the Committee may in its discretion at any time or from time to time adjust performance goals (up or down) and minimum or full performance levels (and any intermediate levels and proportion of payments related thereto), adjust the manner in which performance goals are measured, or shorten any Performance Period or waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock issued in payment of Performance Shares, if the Committee determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions by the Company or its Affiliates, or the occurrence of other unusual, unforeseen or extraordinary events, so warrant.

                            (v) Payment of Performance Shares. As soon as is reasonably practicable following the end of the applicable Performance Period, one or more certificates representing the number of Shares equal to the number of Performance Shares payable shall be registered in the name of and delivered to the Participant; provided, however, that any Shares of Restricted Stock payable in connection with Performance Shares shall, pending the expiration, lapse, or waiver of the applicable restrictions, be evidenced in the manner as set forth in Section 6(c)(iii) hereof.

              (e) Other Awards.

                            (i) Other Stock-Based Awards.  Other awards,  valued
              in whole or in part by reference to, or otherwise based on, Shares may be granted either alone or in addition to or in conjunction with other Awards for such consideration, if any, and in such amounts and having such terms and conditions as the Committee may determine.

                            (ii) Other  Benefits.  The Committee  shall have the
              right to provide types of benefits under the Plan in addition to those specifically listed if the committee believes that such benefits would further the purposes for which the Plan was established.

              (f) General.

                            (i) No  Consideration  for Awards.  Awards  shall be
              granted to Participants for no cash consideration unless otherwise determined by the Committee.

                            (ii) Award Agreements.  Each Award granted under the
              Plan shall be evidenced by an Award Agreement in such form or forms (consistent with the terms of the Plan) as shall have been approved by the Committee.

                            (iii) Awards May Be Granted  Separately or Together.
              Awards to Participants under the Plan may be granted either alone or in addition to, in tandem with, or in substitution for, any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to, or in tandem with, other Awards, or in addition to, or in tandem with, awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                            (iv) Forms of Payment Under  Awards.  Subject to the
              terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award to a Participant may be made in such form or forms as the Committee shall determine, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee in its discretion. Such rules and procedures may include, without limitation, provisions for the payment or crediting of interest on installment or deferred payments.

                            (v) Limits on  Transfer of Awards.  No Award  (other
              than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of an Award of Restricted Securities, to the Company); provided, however, that a

              Participant at the discretion of the Committee may be entitled, in the manner established by the Committee, (A) to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any Award upon the death of the Participant or (B) to transfer any Award. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                            (vi) Term of Awards. Except as otherwise provided in
              the Plan, the term of each Award shall be for such period as may be determined by the Committee.

                            (vii) Share Certificates; Representation. In addition to the restrictions imposed pursuant to Section 6(c) and
              Section 6(d) hereof, all certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Commission, the Nasdaq National Market or any other stock exchange or other market upon which such Shares are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require each Participant or other Person who acquires Shares under the Plan by means of an Award originally made to a Participant to represent to the Company in writing that such Participant or other Person is acquiring the Shares without a view to the distribution thereof.

                            (viii) Waiver of  Conditions.  The Committee may, in
              whole or in part, waive any conditions or other restrictions with respect to any award.

Section 7. Amendment and Termination of the Plan; Correction of Defects and Omissions

              (a) Amendments to and Termination of the Plan. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan; provided, however, that shareholder approval of any amendment of the Plan shall also be obtained if otherwise required by: (i) the Code or any rules promulgated thereunder (in order to allow for Incentive Stock Options to be granted under the Plan) or (ii) the quotation or listing requirements of the Nasdaq National Market or any other principal securities exchange or market on which the Shares are then traded (in order to maintain the quotation or the listing of the Shares thereon). To the extent permitted by applicable law and subject to such shareholder approval as may be required above, the Committee may also amend the Plan, provided that any such amendments shall be reported to the Board. Termination of the Plan shall not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

              (b) Correction of Defects, Omissions and Inconsistencies. The Committee may in its discretion correct any defect, supply any omission or reconcile any inconsistency in any Award or Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.    General Provisions

              (a) No Rights to Awards. No Key Employee, Consultant, Independent Director, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Consultants, Independent Directors, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

              (b) Withholding. No later than the date as of which an amount first becomes includable in the gross income of a Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the

Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to Awards to Participants under the Plan may be settled with Shares previously owned by the Participant; provided, however, that the Participant may not settle such obligations with Shares that are part of, or are received upon exercise of, the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares.

              (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

              (d) Rights and Status of Recipients of Awards. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or consultancy of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participant from employment or consultancy, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. Except for rights accorded under the Plan and under any applicable Award Agreement, Participants shall have no rights as holders of Shares as a result of the granting of Awards hereunder.

              (e) Unfunded Status of the Plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company or the Committee and any Participant or other Person. To the extent a Person holds any right by virtue of a grant under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

              (f) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Wisconsin and applicable federal law.

              (g) Severability. If any provision of the Plan or any Award Agreement or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan, any Award Agreement or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any Award Agreement or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan, any such Award Agreement and any such Award shall remain in full force and effect.

              (h) No Fractional Shares. No fractional Shares or other securities shall be issued or delivered pursuant to the Plan, any Award Agreement or any Award, and the Committee shall determine (except as otherwise provided in the Plan) whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights thereto shall be canceled, terminated or otherwise eliminated.

              (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 9.    Effective Date of the Plan

              The Plan shall be effective on the date the Plan is adopted by the Board, subject, however, to the approval of the Plan by the Company's shareholders within 12 months following the date of adoption of the Plan by the Board.

Section 10.   Term of the Plan

              No Award shall be granted under the Plan following the tenth anniversary of its effective date. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date and, to the extent set forth in the Plan, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or restrictions with respect to any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

                                     [Front]

                           EDISON CONTROL CORPORATION
               1999 ANNUAL MEETING OF SHAREHOLDERS - JUNE 8, 1999
                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Jay Hanamann and Alan Kastelic, and each or either of them as proxies, each with the power to appoint his substitute, and hereby authorizes each or either of them to represent and to vote, as designated below, all the shares of Common Stock of Edison Control Corporation held of record by the undersigned on April 16, 1999 at the 1999 Annual Meeting of Shareholders to be held on June 8, 1999 and adjournment thereof.

1. Election of Directors      [ ] FOR all nominees listed below
                                 (except as marked to the contrary)

[ ] WITHHOLD authority to vote
     for all nominees listed below

William B. Finneran, Robert L. Cooney, John J. Delucca, Norman Eig, Alan J. Kastelic, Mary E. McCormack and William C. Scott

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

--------------------------------------------------------------------------------

2. Approval of the Edison Control Corporation 1999 Equity Incentive Plan.

         [ ]  FOR              [ ]  AGAINST            [ ]  ABSTAIN

3. In their discretion, upon such other business as may properly come before the meeting and at any adjournment thereof.

                           (Continued on reverse side)

                                     [Back]
                          (Continued from reverse side)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the specified director nominees, FOR approval of the Edison Control Corporation 1999 Equity Incentive Plan and on such other business as may properly come before the meeting in accordance with the best judgment of the proxies named herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Company's 1999 Annual Meeting of Shareholders, the Company's Annual Report on Form 10-K and the Company's 1998 Annual Report.

                                       Dated:___________________________, 1999

                                       Signed:_______________________________

                                       ______________________________________
                                           Signature(s) of  Shareholder(s)

                                            PLEASE  SIGN  EXACTLY  AS YOUR  NAME
                                            APPEARS HEREON. When shares are held
                                            by joint tenants,  both should sign.
                                            When signing as attorney,  executor,
                                            administrator,  trustee or guardian,
                                            please give your full title as such.
                                            If a  corporation,  please  sign  in
                                            full  corporate name by President or
                                            other  authorized   officer.   If  a
                                            partnership,    please    sign    in
                                            partnership   name   by   authorized
                                            person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD IMMEDIATELY USING THE ENCLOSED ENVELOPE.